By mail

March 25, 2009
File No.: S219029-3

Qing Ran Zhu, President
Changda International Holdings, Inc.
10th Floor Chenhong Building No. 301
East Dong Feng Street
Weifang, People’s Republic of China

Dear Mr. Zhu:

Changda International Holdings, Inc. (the Company) – Cease Trade Order

Staff of the British Columbia Securities Commission has reviewed the Company’s status.  In staff’s opinion, the Company is a reporting issuer under BCI 51-509 Issuer's Quoted in the U.S. Over-the-Counter Markets.

The Company has failed to file:

1.
interim financial statements for the financial periods ended September 30, 2008 and December 31, 2008, as required under Part 4 of National Instrument 51-102 Continuous Disclosure Obligations (NI 51-102),

2.	Forms 51-102F1 Management’s Discussion and Analysis for the periods ended September 30, 2008 and December 31, 2008, as required under Part 5 of NI 51-102,
3.	a copy of the Company’s Form 8-K Current Report that the Company filed with the U.S. Securities and Exchange Commission (SEC) September 15, 2008, as required by section 11.1 of NI 51-102,
4.
a copy of the Company’s Form 10-K Annual Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended June 30, 2008 that the Company filed with the SEC on September 29, 2008, as required by section 11.1 of NI 51-102,

5.
a copy of the Company’s Form 10-Q Quarterly Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the quarterly period ended September 30, 2008 that the Company filed with the SEC on November 12, 2008, as required by section 11.1 of NI 51-102,

6.	a news release and material change report disclosing:
a.
on January 14, 2009, the Company entered into a Memorandum of Understanding (MOU) with Changda International, Ltd. setting forth the intention of the Company to acquire all of the voting stock of Changda for common shares of the Company, and

b.	the change in control and management of the Company on January 15, 2009, as required by Part 7 of NI 51-102,
7.
a copy of the Company’s Form 8-K Current Report disclosing the MOU and the change in control and management of the company that the Company filed with the SEC on January 20, 2009, as required by section 11.1 of NI 51-102,

Tel: 604 899-6500 Fax: 604 899-6506 Toll Free: 1 800-373-6393 www.bcsc.bc.ca
P.O. Box 10142, Pacific Centre, 701 West Georgia Street Vancouver, BC, Canada V7Y 1L2

8.
a copy of the Company’s Form 8-A for Registration of Certain Classes of Securities pursuant to Section 12(b) of (g) of the Securities Exchange Act of 1934 that the Company filed with the SEC on January 21, 2009, as required by section 11.1 of NI 51-102,

9.	a news release and material change report disclosing the new directors and officers of the Company to take office on or about February 16, 2009, as required by Part 7 of NI 51-102,
10.
a copy of the Company’s Schedule 14f-1 disclosing the new directors and officers of the Company to take office on or about February 16, 2009 that the Company filed with the SEC on February 6, 2009, as required by section 11.1 of NI 51-102,

11.
a copy of the Company’s Form 10-Q Quarterly Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the quarterly period ended December 31, 2008 that the Company filed with the SEC on February 13, 2008, as required by section 11.1 of NI 51-102,

12.	a news release and material change report disclosing the Company’s change of name on February 19, 2009 and its change of business, as required by Part 7 of NI 51-102,
13.
a copy of the Company’s Form 8-K Current Report announcing the Company’s change of name and business that the Company filed with the SEC on February 20, 2008, as required by section 11.1 of NI 51-102, and

14.	a copy of the Company’s Form 8-K Current Report and its Form 8-K/A Current Report that the Company filed with the SEC on February 17, 2009 and March 17, 2009 disclosing a change in auditor.

(the required records).

As a result, the Executive Director has issued an order that all trading in the Company’s securities cease until the Company files the required records and the Executive Director revokes the order.

The Executive Director may not revoke the order if it is prejudicial to the public interest to do so.  In order to have the Company’s application to revoke the cease trade order favourably considered, please ensure the Company is current in its filing obligations.

Staff of the Commission are willing to discuss with you how the Company should comply with British Columbia’s securities regulations.  If you have any questions or comments, please contact me at (604) 899-6616 or by e-mail jporges@bcsc.bc.ca.

Yours truly,

John Porges
Manager, Compliance
Corporate Finance

JP/skc

cc: Jan Panneman (by mail & fax)

Cease Trade Order

Changda International Holdings, Inc.
(formerly Promodoeswork.com, Inc.)

Section 164 of the Securities Act, R.S.B.C. 1996, c. 418

1	Changda International Holdings, Inc. (formerly Promodoeswork.com, Inc.) (Changda) is an OTC reporting issuer under BC Instrument 51-509 Issuers Quarterly in the U.S. Over-the-Counter Markets.

2	Changda has not filed:

1.
interim financial statements for the financial periods ended September 30, 2008 and December 31, 2008, as required under Part 4 of National Instrument 51-102 Continuous Disclosure Obligations (NI 51-102),

2.	Forms 51-102F1 Management’s Discussion and Analysis for the periods ended September 30, 2008 and December 31, 2008, as required under Part 5 of NI 51-102,
3.	a copy of the Company’s Form 8-K Current Report that the Company filed with the U.S. Securities and Exchange Commission (SEC) September 15, 2008, as required by section 11.1 of NI 51-102,
4.
a copy of the Company’s Form 10-K Annual Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended June 30, 2008 that the Company filed with the SEC on September 29, 2008, as required by section 11.1 of NI 51-102,

5.
a copy of the Company’s Form 10-Q Quarterly Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the quarterly period ended September 30, 2008 that the Company filed with the SEC on November 12, 2008, as required by section 11.1 of NI 51-102,

6.	a news release and material change report disclosing:
a.
on January 14, 2009, the Company entered into a Memorandum of Understanding (MOU) with Changda International, Ltd. setting forth the intention of the Company to acquire all of the voting stock of Changda for common shares of the Company, and

b.	the change in control and management of the Company on January 15, 2009, as required by Part 7 of NI 51-102,
7.
a copy of the Company’s Form 8-K Current Report disclosing the MOU and the change in control and management of the company that the Company filed with the SEC on January 20, 2009, as required by section 11.1 of NI 51-102,

Tel: 604 899-6500 Fax: 604 899-6506 Toll Free: 1 800-373-6393 www.bcsc.bc.ca
P.O. Box 10142, Pacific Centre, 701 West Georgia Street Vancouver, BC, Canada V7Y 1L2

8.
a copy of the Company’s Form 8-A for Registration of Certain Classes of Securities pursuant to Section 12(b) of (g) of the Securities Exchange Act of 1934 that the Company filed with the SEC on January 21, 2009, as required by section 11.1 of NI 51-102,

9.	a news release and material change report disclosing the new directors and officers of the Company to take office on or about February 16, 2009, as required by Part 7 of NI 51-102,
10.
a copy of the Company’s Schedule 14f-1 disclosing the new directors and officers of the Company to take office on or about February 16, 2009 that the Company filed with the SEC on February 6, 2009, as required by section 11.1 of NI 51-102,

11.
a copy of the Company’s Form 10-Q Quarterly Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the quarterly period ended December 31, 2008 that the Company filed with the SEC on February 13, 2008, as required by section 11.1 of NI 51-102,

12.	a news release and material change report disclosing the Company’s change of name on February 19, 2009 and its change of business, as required by Part 7 of NI 51-102,
13.
a copy of the Company’s Form 8-K Current Report announcing the Company’s change of name and business that the Company filed with the SEC on February 20, 2008, as required by section 11.1 of NI 51-102, and

14.	a copy of the Company’s Form 8-K Current Report and its Form 8-K/A Current Report that the Company filed with the SEC on February 17, 2009 and March 17, 2009 disclosing a change in auditor.

    (the required records).

3	Under section 164(1) of the Act, the Executive Director orders that all trading in the securities of Changda cease until:

1.	it files the required records, completed in accordance with the Act and rules, and
2.	the Executive Director makes an order under section 171 of the Act revoking this order.

4	March 25, 2009

Martin Eady, CA
Director
Corporate Finance